EXHIBIT 10.53

VARIOUS ENDORSEMENTS TO PEP 38716

                       PERMIT ENDORSEMENT

Permit         PEP 38716

Action         In terms of section 36 of the Crown Minerals Act
1991, the Secretary of Commerce, acting under delegated authority from the Minister of Energy of 07 October 1991, has agreed to amend the Second Schedule work programme.

Date           10 April 1996

Details        The Secretary of Commerce has agreed to amend the
Second Schedule work programme whereby the attached work programme is adopted for the remainder of the term of the permit.

Certified true and correct

/s/ W.P. Player
W.P. Player
For Acting Unit Manager   Permitting and Monitoring
11/04/1996

              CERTIFICATE OF CHANGE OF CONDITIONS

                         IN THE MATTER of the Crown
                         Minerals Act 1991

                         AND

                         IN THE MATTER of Petroleum
                         Exploration Permit 38716
                         dated 30 January 1996 in
                         the name of Marabella
                         Enterprises Limited, Indo
                         Overseas Exploration
                         Limited and Euro Pacific
                         Energy Pty Limited

PURSUANT to section 36 of the Crown Minerals Act 1991, the conditions specified in the Second Schedule to the above mentioned permit are hereby replaced with those attached to this certificate.

DATED at Wellington this 10th day of April 1996.

SIGNED by Howard Edward Fancy, Secretary of Commerce

/s/ Howard Edward Fancy

                        SECOND SCHEDULE
            PETROLEUM EXPLORATION PERMIT (PEP) 38716

1. The permit holder shall make all reasonable efforts to explore and delineate the petroleum resource potential of the permit area, in accordance with good exploration and mining practice.

2. The permit holder shall comply with the work programme as detailed below.

3. The following programme of work shall be undertaken by the permit holder:

i    reprocess and interpret 250 kilometres of existing seismic data utilising PMPS/DMO techniques as appropriate;

ii   acquire, process and interpret 30 kilometres of new seismic data;

iii acquire aeromagnetic data sufficient to support 3D modelling; and either make a firm commitment by notice in writing to the Secretary of Commerce to complete the work programme detailed in (b) below;
or

     surrender the permit.
                        SECOND SCHEDULE
            PETROLEUM EXPLORATION PERMIT (PEP) 38716

1. The permit holder shall make all reasonable efforts to explore and delineate the petroleum resource potential of the permit area, in accordance with good exploration and mining practice.

2. The permit holder shall comply with the work programme as detailed below.

3. The following programme of work shall be undertaken by the permit holder:

(a)  within 18 months of the commencement date of the permit:

i    reprocess and interpret 250 kilometres of existing seismic data utilising PMPS/DMO techniques as appropriate;

ii   acquire, process and interpret 30 kilometres of new seismic data;

iii acquire aeromagnetic data sufficient to support 3D modelling; and either make a firm commitment by notice in writing to the Secretary of Commerce to complete the work programme detailed in (b) below;

or

surrender the permit

(b)  within 30 months of the commencement date of the permit:

i    drill on exploration well to a minimum depth of 2,500
metres, or to an approved objective and/or depth unless geological or engineering constraints encountered whilst drilling make this unreasonable; and

either

submit, for the approval of the Secretary of Commerce, an ongoing work programme for the remainder of the permit term;

or

surrender the permit.

               PETROLEUM EXPLORATION PERMIT 38716
                    CROWN MINERALS ACT 1991

Pursuant       to Section 25 of the Crown Minerals Act 1991, I
DOUGLAS LORIMER KIDD, Minister of Energy


Do Hereby
Grant     Marabella Enterprises Limited      52.80 percent
          Indo Overseas Exploration Limited  38.40 percent
          Euro Pacific Energy Pty Limited    8.80 percent


               The exclusive right to explore for petroleum in the area described in the First Schedule and more particularly that delineated on the plan attached hereto.

This Exploration Permit is issued for a term of five years commencing on the date stated below. The Permit is granted subject to the Crown Minerals Act 1991 and any regulations made thereunder, and to the terms and conditions specified in the Second and Third Schedules hereto.

Dated at Wellington this 30th day of January 1996.

/s/ Doug Kidd
Hon Doug Kidd
Minister of Energy

                        SECOND SCHEDULE
            PETROLEUM EXPLORATION PERMIT (PEP) 38716

1. The permit holder shall make all reasonable efforts to explore and delineate the petroleum resource potential of the permit area, in accordance with good exploration and mining practice.

2. The permit holder shall comply with the work programme as detailed below.

3. The following programme of work shall be undertaken by the permit holder:

(a)  within 18 months of the commencement date of the permit:

i    reprocess and interpret 250 kilometres of existing seismic data utilising PMPS/DMO techniques as appropriate;

ii   acquire, process and interpret 30 kilometres of new seismic data;

iii acquire detailed precision gravity data sufficient to support 3D modelling; and

either

make a firm commitment by notice in writing to the Secretary of Commerce to complete the work programme detailed in (b) below;

or

surrender the permit.

(b)  within 30 months of the commencement date of the permit:

i    drill one exploration well to a minimum depth of 2,500
metres, or to an approved objective and/or depth unless geological or engineering constraints encountered whilst drilling make this unreasonable; and

either

submit, for the approval of the Secretary of Commerce, an ongoing work programme for the remainder of the permit term;

or

surrender the permit.

                         THIRD SCHEDULE
            PETROLEUM EXPLORATION PERMIT (PEP) 38716

Terms indicated in bold type in the following conditions are defined in Chapter 7 of the Minerals Programme for Petroleum (1
January 1995).

1. The permit holder shall pay any fees as prescribed in accordance with the relevant petroleum regulations.

2a   The permit holder shall be liable for the calculation and
payment to the Crown of a royalty equal to 5 percent of the NET SALES REVENUES from the permit, calculated in accordance with Chapter 7 of the Minerals Programme for Petroleum (1 January
1995), for any period for which a ROYALTY RETURN must be provided in respect of all petroleum obtained under the permit which is either sold or used in the production process as fuel or is otherwise exchanged or removed from the permit without sale, or remains unsold on the surrender, expiry or revocation of the permit, except as provided in paragraph (b) below;

b.   No royalty shall be payable in respect of:

i    any petroleum that, in the opinion of the Minister, has been unavoidably lost. This includes petroleum that has been flared for safety reasons, or flared as part of an approved testing programme, and

ii   any petroleum which has been mined or otherwise recovered
from its natural condition, but which has been returned to a natural reservoir within the area of the permit.

c. Where the exploration permit is exchanged for a mining permit it shall be a condition of that permit that the permit holder shall calculate and be liable to pay the higher of either 5 percent of the NET SALES REVENUES or a 20 percent ACCOUNTING PROFITS ROYALTY in respect of any period for which a ROYALTY RETURN must be provided in accordance with Chapter 7 of the Minerals Programme for Petroleum (1 January 1995).

d. The permit holder shall provide to the Secretary a ROYALTY RETURN for every period within the duration of the permit, between a date for the commencement of a period and the next following date for the expiry of a period. The initial period for which a ROYALTY RETURN must be provided shall not commence before the initial REPORTING PERIOD commencement date which will be specified in accordance with paragraph (e) below (refer paragraphs 7.30 to 7.33, Minerals Programme for Petroleum, January 1995).

e. If exploration under the permit results in petroleum production on which a royalty is payable, then the Minister may, after consultation with the permit holder, amend the conditions of the permit in accordance with section 36 of the Crown Minerals Act 1991, to specify a 12 monthly REPORTING PERIOD, except that the initial period for which the ROYALTY RETURN must be provided may be a shorter period commencing on a specified date.

f. The ROYALTY RETURN shall be in the prescribed form and in accordance with paragraphs 7.35 to 7.38 of the Minerals Programme for Petroleum (1 January 1995). Each ROYALTY RETURN shall be accompanied by a written statement from an AUDITOR, in the form prescribed in relevant regulations.

g. The POINT(S) OF VALUATION for calculating NET SALES REVENUES shall be defined by the Minister, in consultation with the permit holder, at the time of granting a mining permit or in respect of an exploration permit, by written notice given by the Minister to the permit holder within 30 working days, or such other time as shall be notified to the permit holder, after the time when production of petroleum under the permit commences. In setting the POINT(S) OF VALUATION the Minister will Programme for Petroleum (1 January 1995).

h. All costs and prices used in determining petroleum royalties liabilities shall be the result of ARM'S LENGTH transactions. Where any transactions are not at ARM'S LENGTH, the ARM'S LENGTH VALUE of costs and prices used shall be such amount as is agreed between the permit holder and the Minister or, in the absence of agreement within such period as the Minister allows, shall be such amount as is determined by the Minister to be the value. The Minister, in determining the ARM'S LENGTH VALUE shall have regard, but is not limited to the criteria set out in paragraph
7.27 of the Minerals Programme for Petroleum (1 January 1995).

i. Where NET SALES REVENUES for any quarter in a REPORTING PERIOD, or a lesser period for which a ROYALTY RETURN must be provided, are $250,000 or more, the permit holder shall make an interim royalty payment to the Secretary, of 5 percent of the NET SALES REVENUES for the quarter or lesser period, within thirty calendar days after the end of the quarter or lesser period. Where the permit holder is a partnership, joint venture or otherwise made up of two or more parties, the interim payment due may be made by each of the parties paying an agreed share.

j. Upon completion of the ROYALTY RETURN for a period, if there is a balance of royalties payable net of interim payments made in respect of the period, the permit holder shall be required to pay the balance within 90 days following the end of the period. If upon completion of the ROYALTY RETURN, the total of interim payments exceeds the amount of the royalties due for the period, the overpayment of royalties shall be refunded or may, at the request of the permit holder, be applied against future liabilities.

k. The permit holder shall, for the purposes of supporting the ROYALTY RETURN, keep for ten years or until the expiry of the permit, whichever occurs first, proper books of account and records maintained in accordance with accepted business practice. The Secretary may require the permit holder to provide detailed records and supporting information to explain any aspect of the ROYALTY RETURN.

               PETROLEUM EXPLORATION PERMIT 38716
                       PERMIT ENDORSEMENT

Action:        Durum Energy (NZ) Limited changed its name to PEP
38716 Limited.

Date:          24 July 1997.

Certified true and correct

/s/ Clyde Bennett
For Unit Manager   Permitting
24/7/1997

                       PERMIT ENDORSEMENT

Permit:        PEP 38716

Action:        In terms of section 41 of the Crown Minerals Act
1991, and acting under delegated authority from the Minister of Energy of 7 October 1991, the Secretary of Commerce has approved the assignment of Indo Overseas Explorations Limited's entire interest in the permit to Durum Energy Corporation, Durum Energy
(NZ) Limited and Indo-Pacific Energy (NZ) Limited.

Date:          19 August 1997

Details:       The participating interests in this permit are as
follows:

               Marabella Enterprises Limited 52.80 percent Indo-Pacific Energy (NZ) Limited 17.40 percent
               Durum Energy (NZ) Limited          15.00 percent
               Euro Pacific Energy Pty Limited 8.80 percent Durum Energy Corporation Limited 6.00 percent

Certified true and correct

/s/ Clyde Bennett
Clyde Bennett
For Unit Manager   Permitting
21/8/1997

               PETROLEUM EXPLORATION PERMIT 38716
                       PERMIT ENDORSEMENT

Action:        Durum Energy (NZ) Limited changed its name to PEP
38716 Limited.

Date:          24 July 1997

Certified true and correct

/s/ Clyde Bennett

Clyde Bennett
For Unit Manager   Permitting
15/10/1997

              CERTIFICATE OF CHANGE OF CONDITIONS

                    IN THE MATTER of the Crown
                    Minerals Act 1991

                    AND

                    IN THE MATTER of Petroleum
                    Exploration Permit 38716 in the name of
                    Marabella Enterprises Limited, Indo-
                    Pacific Energy (NZ) Limited, PEP 38716
                    Limited, Euro-Pacific Energy Pty Limited and Durum Energy Corporation Limited.

PURSUANT to section 36(1) of the Crown Minerals Act 1991, and acting under delegated authority from the Minister of Energy of 20 January 1998, the conditions specified in the second schedule to the above mentioned permit are hereby replaced with those attached to this certificate.

DATED at Wellington this 23rd day of April 1998

SIGNED by Barrie John Fowke, Manager Crown Minerals

/s/ Barrie John Fowke

                        SECOND SCHEDULE
            PETROLEUM EXPLORATION PERMIT (PEP) 38716

1. The permit holder shall make all reasonable efforts to explore and delineate the petroleum resource potential of the permit area, in accordance with good exploration and mining practice.

2. The permit holder shall comply with the work programme as detailed below.

3. The following programme of work shall be undertaken by the permit holder:

(a)  within 18 months of the commencement date of the permit:

i    reprocess and interpret 250 kilometres of existing seismic data utilising PMPS/DMO techniques as appropriate;

ii   acquire, process and interpret 30 kilometres of new seismic data;

iii acquire aeromagnetic data sufficient to support 3D modelling; and

     either

     make a firm commitment by notice in writing to the Secretary of Commerce to complete the work programme detailed in (b) below;

     or

     surrender the permit.

(b)  Prior to 31 October 1998:

i    drill one exploration well to a minimum depth of 2,500
metres, or to an approved objective and/or depth unless geological or engineering constraints encountered whilst drilling make this unreasonable; and

either

submit, for the approval of the Secretary of Commerce, an ongoing work programme for the remainder of the permit term;

or

surrender the permit.